Third Quarter 2016 Results November 2016

2 Safe Harbor This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

3 Third Quarter 2016 Highlights 1 Adjusted EBITDA is a non-GAAP measure and represents income from operations before depreciation, amortization, loss on impairment and non-recurring items, if applicable. See Reconciliation of Adjusted EBITDA and Adjusted Earnings Per Share. • Net income attributable to Pangaea Logistics Solutions Ltd. was $6.1 million, compared to net income of $3.0 million in the third quarter of 2015 • Earnings per common share of $0.17 for 2016 compared to earnings per common share of $0.08 in the third quarter of 2015 • Adjusted EBITDA1 increased to $11.3 million for 2016, compared with $8.1 million for the third quarter of 2015 • Cash flow from operations was $18.3 million for the nine months ended September 30, 2016, compared with $17.4 million for the nine months ended September 30, 2015 • At the end of the third quarter, Pangaea had $28.2 million in cash and cash equivalents

4 Financial Performance - Trailing Four Quarters 1) Adjusted EBITDA is a non-GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, and other non-operating income and/or expense, if any. 2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts. $- $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 Q4-15 Q1-16 Q2-16 Q3-16 Adjusted EBITDA (1) $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q4-15 Q1-16 Q2-16 Q3-16 TCE (2) $(6,000,000) $(4,000,000) $(2,000,000) $- $2,000,000 $4,000,000 $6,000,000 $8,000,000 Q4-15 Q1-16 Q2-16 Q3-16 Net Income

5 • The Company’s unique ability to limit the impact of weak market rates on its operations by dynamically adjusting its fleet size. This a function of its flexible, cargo-focused business model, which uses a mix of owned and chartered-in vessels. • Reduction in cost of bunkers consumed on voyages. Bunker prices were on average 19% lower in the second quarter of 2016 than in the second quarter of 2015. • General and administrative costs decreased 25% to $2.9 million from $3.9 million in 2015 as the Company continued its expense management measures while weakness in the overall shipping market continues. Drivers of Third Quarter 2016 Performance

6 Defensible Pillars of Profitability • Execution specialization: - Material cost savings & enhanced profit through granular operating knowledge & risk sensitive approach - Secured & defended by 200+ years of expertise & embedded relationships; key managers average 20 years in the industry • Backhaul specialization: - Generating profit from a cost center - Secured & defended by reputation, long-term contracts & repeat customers - Minimal ballast time • Ice-class specialization: - Capturing profit from limited supply of tonnage & lower costs - Secured & defended by expertise & ownership of specialized fleet - Own & operate a significant portion of the world’s 1A ice-class dry tonnage • Broader logistics solutions: - Design & implement loading & discharge efficiencies in critical ports - Expand markets & improve business terms for customers

7 Selected Income Statement Data 2016 2015 (unaudited) (unaudited) Revenues: Voyage revenue 65,986,320$ 64,599,552$ Charter revenue 4,797,572 6,588,613 70,783,892 71,188,165 Expenses: Voyage expense 29,166,651 30,392,418 Charter hire expense 19,655,327 20,601,908 Vessel operating expenses 7,483,507 8,462,370 General and administrative 3,179,287 3,595,398 Depreciation and amortization 3,532,171 3,195,437 (Gain) / Loss on sale of vessels 71,882 Total expenses 63,016,943 66,319,413 Income from operations 7,766,949 4,868,752 Total other expense, net (1,184,912) (2,087,978) Net income 6,582,037 2,780,774 Income attributable to noncontrolling interests (517,701) 221,895 Net income attributable to Pangaea Logistics Solutions Ltd. 6,064,336$ 3,002,669$ Three months ended June 30,

8 Selected Balance Sheet and Cash Flow Data September 30, 2016 December 31, 2015 (unaudited) Current Assets Cash and cash equivalents 28,192,492$ 37,520,240$ Accounts receivable, net 14,811,060 19,617,943 Other current assets 20,990,962 12,173,223 Total current assets 63,994,514 69,311,406 Fixed assets, net 278,821,101 255,145,807 Investment in newbuildings in-process 11,818,000 42,505,783 Total assets 354,633,615$ 366,962,996$ Current liabilities Accounts payable, accrued expenses and other current liabilities 19,703,744$ 22,156,202$ Related party debt 12,578,635 13,321,419 Current portion long-term debt 18,002,784 19,499,262 Other current liabilities 16,148,130 17,173,620 Total current liabilties 66,433,293 72,150,503 Secured long-term debt, net 112,027,117 129,496,153 Total Pangaea Logistics Solutions Ltd. equity 116,040,258 108,212,525 Non-controlling interests 60,132,947 57,103,815 Total stockholders' equity 176,173,205 165,316,340 Total liabilities and stockholders' equity 354,633,615$ 366,962,996$ Net cash provided by operating activities 9,985,074$ 12,810,782$ Net cash used in investing activities (432,432)$ (40,634,872)$ Net cash provided by financing activities (14,649,474)$ 32,161,158$